SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           September 6, 2000


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                  45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
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ITEM 5.  OTHER EVENTS

     Procter & Gamble today stated that it continues to be comfortable with its prior guidance on the September quarter and for Fiscal Year 2001. On August 1, 2000, Procter & Gamble estimated that July-September earnings per share would be about flat compared to the same period last year. Additionally, Procter & Gamble indicated that it was comfortable with the then current range of investment analyst earnings estimates for fiscal 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be singed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /s/TERRY L. OVERBEY
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                                       Terry L. Overbey, Secretary
                                       September 6, 2000